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                                                                   EXHIBIT 10(d)


                                  AMENDMENT TO
                            THE AMENDED AND RESTATED
                                     ALLETE
                       DIRECTOR COMPENSATION DEFERRAL PLAN


The Amended and Restated ALLETE Director Compensation Deferral Plan, dated effective January 1, 1990, is amended as follows:

1.    Effective October 1, 2006, Section 5.1 is amended to ADD the following:

      Any annuity provided under this section shall be calculated using a 7.5% interest rate, or such other rate as approved by the Board. Notwithstanding the foregoing, annuities under this section shall be calculated using an 8% interest rate in any circumstance in which one of the following conditions applies: (i) the Director left service prior to January 1, 2007; or (ii) the Director provided official notice of retirement to the Company prior to January 1, 2007 with an effective retirement date on or before April 1, 2007.


                               ALLETE, INC.


                               By: /s/ Donald J. Shippar
                                   ---------------------------------------------
                                   Donald J. Shippar
                                   Chairman, President & Chief Executive Officer

ATTEST:


By: /s/ Deborah A. Amberg
    ---------------------------
    Deborah A. Amberg
    Senior Vice President,
    General Counsel & Secretary